Exhibit 10.36

Inventory Management Agreement

This Inventory Management Agreement (“Agreement”) is entered into as of the earliest Product Land Date set forth on Schedule A (the “Effective Date”) by and between the vendor identified on Schedule A (“Vendor”), and Forever 8 Fund, LLC, a limited liability company organized and existing under the laws of Delaware (“F8”). Vendor and F8 are sometimes individually referred to herein as a “Party” and collectively as the “Parties.” The owner of Vendor identified on Schedule A (“Owner”) joins this Agreement for the limited purposes described in the Agreement.

WHEREAS, Vendor is in the business of selling the product(s) described on Schedule A, (each, a “Product” and, collectively, the “Products”) though the e-commerce or direct-to-consumer platform(s) identified on Schedule A (the “Platform”); and

WHEREAS, F8 desires to maintain inventory of and sell to Vendor the Products pursuant to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the above declarations and the mutual covenants and conditions set forth herein, and other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1. Product Schedules.

(a) Product Schedules. Each Product under this Agreement is identified on a separate Product sub-schedule of Schedule A commencing with Schedule A-1 for the first Product and continuing in sequence for each additional Product (each, a “Product Schedule”). When used in this Agreement, “Schedule A” shall refer to all Product Schedules collectively.

(b) Definitions. Capitalized terms used but not otherwise defined in this Agreement shall have the meaning given on Schedule A or as set forth below:

(i) “Actual Cost Per Unit” means, with respect to a Product, the actual cost, on a per-unit basis, of such Product purchased from the Supplier (not including Shipping Costs required to transport and deliver the Product to the Facility).

(ii) “Actual Inventory Turn Weeks” means, with respect to a Product, the amount of time (measured in weeks) required for Vendor to sell a number of units of the Product to its customers on Platform(s) equal to the Minimum Inventory Amount.

(iii) “Actual Lead Time” means, with respect to a Product, the time elapsed between the date units of such Product are purchased from the Supplier by F8 and the date on which such units are received by a Third Party Facility.

(iv) “Daily Inventory History Report” means the Daily Inventory History report (API) provided through Vendor’s Amazon Seller Central account (or a comparable report in the case of a Platform other than Amazon).

(v) “Inventory Event Detail” means the Inventory Event Detail report (API) provided through Vendor’s Amazon Seller Central account (or such comparable report in the case of a Platform other than Amazon).

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(vi) “Planned Inventory Turn Weeks” means, with respect to a Product, the anticipated amount of time (measured in weeks) it will take to Vendor to sell the Minimum Inventory Amount, using the Projected Monthly Sales rate of such Product.

(vii) “Product Land Date” means, with respect to a Product, the first date on which any Inventory of such Product lands at the Facilities as set forth on the applicable Product Schedule.

(viii) “Projected Monthly Sales” means, with respect to a Product, the estimated amount of unit sales of such Product per month, as provided by the Vendor.

(ix) “Receipts in Period” means, with respect to a Product, the “Receipts in Period” of units of such Product set forth on the Inventory Event Detail (or a comparable amount in the case of an Inventory Event Detail from a Platform other than Amazon).

(x) “Shipping Costs” means all costs of shipping, handling, duties, taxes, tariffs, and other similar costs and expenses incurred in connection with transportation of units of Products under this Agreement.

(xi) “Ending Sellable Units” means, with respect to a Product, the number of “Sellable” units of such Product set forth on the Daily Inventory History Report (or such comparable amount of units in the case of a Daily Inventory History Report from a Platform other than Amazon) reflecting the number of units available for sale as of the close of business on the date of the Daily Inventory History Report.

(c) Historical SKU Information. On or prior to the Effective Date, Vendor has provided to F8 the Historical Cost Per Unit, the Historical Lead Time, the Projected Monthly Sales, the Planned Inventory Turn Weeks for the completion of each Product Schedule (collectively, the “SKU Information”). Vendor acknowledges that F8 has relied on the SKU Information provided with respect to each Product for purposes of determining the Fee Schedule and other information set forth on the respective Product Schedule. Vendor hereby represents and warrants to F8 that all SKU Information and any supporting documentation provided to F8 are true, accurate, and complete in all respects.

2. Purchase of Inventory.

(a) Starting Inventory Units. The Parties agree that for each Product F8 shall initially purchase the number of inventory units of such Product set forth on the respective Product Schedule (“Starting Inventory Units”) as follows: (i) on the Effective Date, F8 shall purchase from Vendor those units of the Product in Vendor’s existing inventory and those that have been purchased by Vendor and are in transit from the Supplier, in each case that are in saleable condition and for which Vendor shall have provided documentation acceptable to F8 sufficient to identify such inventory and its supplier cost, as determined by F8 in its sole discretion, and are free and clear of all liens, security interests, or other encumbrances of any nature, in such quantity and for the aggregate purchase price as set forth on the respective Product Schedule (the “Agreed Existing Inventory Units”); and (ii) within a reasonable time after the Effective Date, F8 shall purchase a number of additional units of the Product equal to the Starting Inventory Units less the Agreed Existing Inventory Units (the “Additional Starting Inventory Units”) from the supplier(s) identified on the respective Product Schedule (each a, or collectively, as the context requires, the “Supplier”). F8 shall have no obligation to find a replacement supplier of any Product in the event such Product cannot be purchased, for any reason, from the applicable Supplier.

(b) Minimum Inventory Amount; Additional Inventory; Adjustments.

(i) F8 shall purchase additional units of a Product from the Supplier (“Additional Inventory”) as necessary to maintain the minimum number of units of such Product set forth on the respective Product Schedule (“Minimum Inventory Amount”).

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(ii) The Minimum Inventory Amount consists of Inventory on hand in the Facilities plus Additional Inventory on order from the Supplier.

(iii) The Minimum Inventory Amount of a Product shall remain in effect during the Product Term; provided, however, that in the event that the Actual Inventory Turn Weeks of such Product falls below the Minimum Inventory Turn Weeks of such Product (each as set forth on the Product Schedule for such Product), the Minimum Inventory Amount of such Product may be revised by mutual written agreement of the Parties.

(iv) F8 shall not be obligated to maintain the Minimum Inventory Amount if a Party provides written notice to terminate this Agreement at least 10 weeks prior to the end of the Term under Section 7(a).

(c) Additional Inventory Orders. Vendor shall initiate all orders of Additional Inventory by submitting a purchase order request to F8 via the Vendor dashboard or delivering a purchase order (or similar document in such form required by the Supplier) (“Inventory Order Request”). The Inventory Order Request must include all necessary information for the Supplier to fulfill the order (including, without limitation, quantity of units of the Product, unit price, requested delivery date, delivery location, and reason for reorder). Subject to the terms and conditions of this Agreement, within 7 days following receipt of the Inventory Order Request from Vendor, F8 shall submit a purchase order and payment for such Additional Inventory to the Supplier.

(d) Inspection; Costs of Delivery. Vendor shall be solely responsible for inspecting each order of Additional Inventory for, and remedying any issue with, non-conformity, including, but not limited to, non-conformity for quantity, quality, and/or defects (“Product Non-Conformity”). Vendor shall provide F8 with written notice of any Product Non-Conformity within 5 days of inspection, identifying all defects and steps taken by Vendor to remedy such Product Non-Conformity with the Suppler. Vendor shall be responsible for all Shipping Costs with respect to transportation and delivery of all Products under this Agreement. If at any time F8 is required to incur any Shipping Costs directly, F8 shall invoice such amounts to Vendor and payment will be due from Vendor immediately upon receipt of the invoice. In the event F8 has not received timely payment from Vendor, the amount of such Shipping Costs (and any applicable late charges) may be treated as COGS and reimbursed to F8 in the next distribution from the DACA Account.

(e) Storage. Unless agreed otherwise in writing, all Starting Inventory Units and Additional Inventory of all Products (collectively, the “Inventory”) shall be stored by Vendor on a consignment basis at one or more Amazon fulfillment centers or other third-party Platform warehouse/storage locations as set forth on the Product Schedule(s) or otherwise agreed by the Parties from time to time (a “Third-Party Facility”). Vendor shall (i) use commercially reasonable efforts to cause each Third Party Facility to (x) clearly and conspicuously label Inventory stored at such Third-Party Facility as property of F8, and (y) segregate all Inventory stored at such Third-Party Facility from other goods; and (ii) take reasonable measures, at its cost and expense, at least equal to those it uses to protect its own goods, to secure and protect the Inventory stored at a Third-Party Facility from loss or damage. At F8’s election, Inventory may be stored by F8 at F8’s facilities (the “F8 Facilities” and, collectively with each Third-Party Facility, the “Facilities”). Vendor shall be solely responsible for all storage costs and expenses in connection with the storage of units of all Products at the Facilities.

(f) Fulfillment. Vendor is solely responsible for overseeing the Third-Party Facilities, which shall pack, mark, and ship Products to such customer or Platform fulfillment center (as applicable) in the quantities, to the locations, and by the delivery dates specified in purchase orders submitted through the Platform. Vendor will be solely responsible for all Shipping Costs incurred in delivery of the Products to the site designated by the customer.

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3. Sale of Products; Account Administration.

(a) Sharing of Information. F8 and Vendor agree to share all data and information required to support the Inventory management services to be provided by F8 under this Agreement. Vendor shall provide F8 access to all of Vendor’s systems (including those set forth on Schedule A) as necessary to provide F8 with current sales information and any other information reasonably required for the purchase of Inventory and fulfillment of F8’s obligations pursuant to this Agreement. Each Party shall be responsible for ensuring that its data and information relating to the Inventory shall be maintained in a current and accurate manner throughout the Term.

(b) Account Administration. On the Effective Date, Vender shall designate F8 as the “Administrator” of, and take all other steps required to transfer to F8 administrative control of, Vendor’s Amazon Seller Central account and/or comparable seller account on each Platform identified on Schedule A (as applicable, a “Vendor Sale Account”). F8 shall enable Vendor to access each Vendor Sale Account and modify certain settings of such Vender Sale Account during the Term; provided, however, that only F8 will have the authority to change the payment, Processor settings, and such other settings as may be determined to be necessary to be controlled by F8 in order to comply with the terms and conditions of this Agreement in the Vendor Sale Account. In the event that Vendor sells other products (SKUs) that are not part of this Agreement, Vendor shall remove such SKUs from each Vendor Sale Account on or prior to the Effective Date and take such other actions as F8 may reasonably request in order for the Parties to fulfill their obligations under this Agreement.

(c) Sales.

(i) During the Term, all sales of a Product shall originate exclusively on a Platform through the corresponding Vendor Sale Account. All sales of a Product to Vendor’s customers on a Platform are made solely by Vendor. Upon receipt of an order by Vendor’s customer for a Product on a Platform, F8 shall sell units of such Product held as Inventory to Vendor (on an “as is” basis) for the purpose of immediate resale of such units of the Product by Vendor to its customer. Vendor shall remain responsible for the design, development, marketing, advertising, pricing, logistics, customs, order fulfillment, customer service, and sale of the Products during the Term.

(ii) The sales of units of a Product sold on a Platform on a given day shall be calculated as follows:

Ending Sellable Units (Day 1*) + Receipts in Period (Day 1*) – Ending Sellable Units (Day 0**) = Units sold (Day 1*)

* Day 1 refers to the date on which sales are being measured.

** Day 0 refers to the day immediately preceding Day 1.

(iii)

(d) Payment.

(i) On or prior to the Effective Date, Vendor shall open a deposit account at the bank identified on Schedule A (the “Bank”) subject to an active Deposit Account Control Agreement executed by and among the Bank, F8, and Vendor (“DACA Account”) substantially in the form set forth on Schedule B (the “Deposit Account Control Agreement”). Funds shall be distributed from the DACA Account in accordance with Section 3(d)(iii) of this Agreement, and the Deposit Account Control Agreement shall direct the Bank shall at all times during its term to accept disposition instructions solely from F8 without consent from Vendor.

(ii) All proceeds from sales of Products on the Platform(s) (less all required deductions for Platform costs in accordance with the terms and conditions of such Platform’s agreements) shall be directed to the DACA Account. Vendor shall not (directly or indirectly) redirect any funds away from the DACA Account.

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(iii) At F8’s discretion, F8 may cause the release of some or all of the funds in the DACA Account for distribution at any time; provided, however, that F8 shall distribute such funds no less frequently than on a bi-weekly basis during the Term. Each bi-weekly distribution will be made within 48 hours following the transfer of funds into the DACA Account by the Platform operator. F8 shall distribute all funds then in the DACA Account, net of any amounts refunded to Vendor’s customers for return units of Product(s) for the period through the date of the distribution, as follows (and in the following order): (i) F8 shall receive an amount equal to the costs incurred by F8 in purchasing Products (based on the Actual Cost Per Unit of each Product) plus any Shipping Costs incurred by F8 to the extent not already repaid by Vendor, and, if applicable, storing (including any costs incurred by F8 to restock returned units of Products received prior to the date of the distribution, but excluding Inventory returned in accordance with Section 3(e)) more than 10 days prior to the date of the distribution (“COGS”); (ii) F8 shall receive the F8 Fees for the Products calculated in accordance with Section 4; and (iii) the balance will be remitted to Vendor. On a bi-weekly basis during the Term, F8 will provide Vendor with a report via e-mail for such period setting forth, on a Product-by-Product basis, the number of units of the Product sold, the number of returns received, the funds received in the DACA Account, the COGS of the units of such Product sold, and the F8 Fees with respect to such Product for such period. Vendor shall notify F8 of any dispute regarding any amount remitted by F8 pursuant to this Section 3 within 10 calendar days of Vendor’s receipt of such amount or Vendor shall be deemed to have irrevocably and finally accepted the amount. The Parties shall seek to resolve any disputes expeditiously and in good faith.

(e) Returns of Products.

(i) Units of a Product that are returned by Vendor’s customers in accordance with applicable return policies and that are unused, undamaged, and in the original packaging shall be returned to the applicable Facility and held as Inventory in accordance with this Agreement. The Age of Inventory Sold of such returned units of that Product shall be calculated from the date that such units were delivered to the Facilities for purposes of determining the F8 Fees. Any costs of restocking such returned units of such Product shall be advanced by F8 and then reimbursed to F8 as COGS of such Product in the following distribution from the DACA Account. If not already refunded by the applicable Platform (and deducted from the amount deposited by the Platform in the DACA Account), F8 shall cause the refund of amounts in the DACA Account associated with properly returned units of the Product to the appropriate customer(s).

(ii) Units of a Product that are returned by Vendor’s customers in accordance with applicable return policies but are not, for any reason, in saleable condition shall be charged to Vendor’s account as a separate sale at its COGS plus applicable fees as per the Fee Schedule for such Product.

(f) Security Interest. Without limiting F8’s rights as owner of the Inventory at all times until a Product is sold by Vendor to a customer, as collateral security for the payment of all amounts owed to F8 under this Agreement Vendor hereby grants to F8 (i) a purchase money security interest in all of the Inventory held in a Third-Party Facility on a consignment basis which have not been purchased by Vendor, and (ii) a lien on and security interest in all of Vendor’s (x) Products and the proceeds thereof, (y) any accounts receivable related to sales of Products, and (z) the DACA Account and the funds deposited therein (“Collateral”). The Deposit Account Control Agreement is intended to constitute an “authenticated record” under the Uniform Commercial Code with respect to such Collateral and Vendor hereby authorizes F8 to file a financing statement (or amendment thereto) as the secured party covering the remaining Collateral in any relevant jurisdiction and to take such other steps as necessary to secure F8’s rights in and to the Collateral.

4. F8 Fees. As consideration for the inventory management services provided under this Agreement, Vendor agrees to pay F8 a fee for each unit of each Product sold on a Platform determined in accordance with the fee schedule set forth in the applicable Product Schedule (the “Fee Schedule”) based on the Age of Inventory Sold set forth on the Fee Schedule (the “F8 Fees”). The first-in, first-out (FIFO) accounting method shall be used for purposes of determining the Age of Inventory Sold of units of a Product.

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5. Vendor Obligations.

(a) Exclusivity. During the Term, Vendor shall not, directly or indirectly: (i) sell any Products other than through the Vendor Sale Account on a Platform in accordance with this Agreement, (ii) purchase any Products from a Supplier or any person or entity other than F8 in accordance with this Agreement or (iii) develop, manufacture, distribute, purchase, or sell any products that are materially similar to or competitive with the Products.

(b) Vendor Obligations. During the Term, Vendor agrees: (i) to conduct its business consistent with past practice; (ii) for each Platform, to exclusively use the processor required by the Platform to process all credit card payments involving the DACA Account pursuant or otherwise acceptable to F8 pursuant to a processing agreement that is acceptable to F8 (“Processor”), (iii) to not change Vendor’s arrangements with Processor without the prior written consent of F8, (iv) to not take any action that has the effect of causing the processor through which cards are settled to be changed from Processor to another processor; (v) to not take any action to discourage the use of credit cards and to not permit any event to occur that could have an adverse effect on the use, acceptance, or authorization of cards for the purchase of Products; (vi) to not take any action to cause future receivables for Products to be settled or delivered to any account other than the DACA Account; (vii) not to sell, dispose, convey, or otherwise transfer its business or assets without the express prior written consent of F8; (viii) to comply in all material respects with the agreements with each Platform in which it sells Products and (ix) to maintain all Inventory held on a consignment basis free of and clear from and against all liens and encumbrances of any nature.

(c) Remedies. Vendor hereby agrees and acknowledges that any breach or threatened breach of the obligations set forth in this Section 5 will result in irreparable harm to F8 for which there will be no adequate remedy at law. In addition to other remedies provided by law or at equity, in such event F8 shall be entitled to seek an injunction, without the necessity of posting a bond, to prevent any further breach of this Section 5 by Vendor.

(d) Owner Guaranty. In consideration of the substantial direct and indirect benefits derived by Owner from the transactions contemplated by this Agreement, Owner hereby absolutely, unconditionally, and irrevocably guarantees, as primary obligor, the punctual payment of amounts due to F8 under this Agreement and the performance of all of the covenants made by Vendor in this Section 5.

6. Title and Risk of Loss. F8 shall hold title to all Products purchased by F8 and held as Inventory unless and until they are purchased by Vendor’s customers, at which time title to Products shipped under any order shall transfer to Vendor immediately before Vendor’s sale to its customers. All risk of loss, theft, or damage to the Inventory shall transfer to Vendor upon delivery to a Third-Party Facility.

7. Term; Termination.

(a) Term. This Agreement shall commence on the Effective Date and shall continue in full force and effect until January 31, 2022 (the “Initial Term”), unless terminated earlier as provided in this Agreement. The Initial Term shall automatically be extended for additional 1-year periods (each, a “Renewal Term” and, collectively with the Product Initial Term, the “Term”) unless either Party provides written notice to terminate at least 10 weeks prior to the end of the Initial Term or the Renewal Term (as applicable).

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(b) Termination.

(i) Either Party may terminate this Agreement in its entirety at any time in the event of a material breach by the other Party that remains uncured after 10 days following written notice thereof; provided, however, that a breach by Vendor of its obligations under Section 5 shall be considered a non-curable breach and F8 may terminate this Agreement immediately upon such breach without notice. Any such termination shall be effective immediately and automatically upon the expiration of the applicable notice period, if any, without further notice or action by either Party. Termination shall be in addition to any other remedies that may be available to the non-breaching Party.

(ii) F8 may terminate a Product Schedule or the Agreement in its entirety, at its sole election (provided that this Agreement will remain in effect with respect to all other Products if F8 does not elect to terminate this Agreement in its entirety), at any time, without providing prior notice and an opportunity to cure, in the event that:

(1)	at any time during the Term the Actual Inventory Turn Weeks of a Product exceeds the Maximum Inventory Turn Weeks as set forth on the applicable Product Schedule;

(2)	at any time during the Term the Actual Cost Per Unit of a Product exceeds the Maximum Allowable Cost Per Unit set forth on the applicable Product Schedule; or

(3)	at any time during the Term the Actual Lead Time of a Product exceeds the Maximum Allowable Lead Time set forth on the applicable Product Schedule.

(iii) F8 may terminate this Agreement in its entirety pursuant to Section 14(i).

(iv) F8 may terminate this Agreement in its entirety at any time in the event Vendor (1) becomes insolvent or is generally unable to pay its debts when due, (2) files, or as filed against it, a petition for voluntary or involuntary bankruptcy or otherwise becomes subject, voluntarily or involuntarily, to any proceeding under any domestic or foreign bankruptcy or insolvency law, (3) makes or seeks to make a general assignment for the benefit of its creditors, or (4) applies for or has appointed a receiver, trustee, custodian, or similar agent appointed by order of any court of competent jurisdiction to take charge of or sell any material portion of its property or business.

(v) F8 may terminate this Agreement in its entirety at any time in the event Vendor sells, leases, or exchanges a material portion of Vendor’s assets, Vendor merges with or consolidates into another entity, or a change of control of Vendor occurs.

(c) Effect of Termination; Certain Remedies on or prior to Termination.

(i) Termination of this Agreement for any reason shall not discharge either Party’s liability for obligations incurred and amounts unpaid at the time of such termination (and shall not alter the obligations of the parties with respect all Product Terms that thereafter remain in effect). Following any termination of a Product Schedule or of this Agreement in its entirety, F8 may continue to use any sign, display, or other advertising or marketing materials containing Vendor Marks as reasonably required for the resale of the Product or Products (as applicable) that remain in Inventory after termination. Upon termination of this Agreement in its entirety, each Party shall destroy or return to the other all Confidential Information that is in its possession at the time of termination.

(ii) Subject to Section 7(c)(iv), upon the expiration of the Term or a termination of this Agreement in its entirety (other than resulting from a termination of the final Product Schedule(s) by F8 pursuant to Section 7(b)(ii)), F8 shall promptly transfer all administrative control over the Vendor Sale Account to Vendor and deliver notice to the Bank to terminate Deposit Account Control Agreement in accordance with its terms.

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(iii) Upon the expiration or termination of either a Product Schedule or the Agreement in its entirety, F8 shall offer Vendor the opportunity to purchase the remaining unsold Inventory (of the applicable Product in the case of termination of a Product Schedule, or of all Products in the case of termination of the Agreement in its entirety, as the case may be) at a price based on the Age of Inventory Sold as set forth on the respective Fee Schedule(s) (the “Unsold Inventory Offer”). The Vendor shall have 7 calendar days of receiving the Unpaid Inventory Offer from F8 to accept the Unsold Inventory Offer and make payment in accordance with the Unsold Inventory Offer.

(iv) Upon a termination (1) of a Product Schedule by F8 pursuant to Section 7(b)(ii), or (2) a termination of the Agreement by F8 pursuant to Section 7(b)(iv), Section 7(b)(v), or Section 7(b)(i) due to a breach by Vendor of its obligations under Section 5 (whether before or after termination of a Product Schedule or the Term), until the Unsold Inventory Offer is accepted by Vendor and payment received by F8, F8 shall have the right to continue to sell all remaining Inventory as of the date of termination (whether on the Platform or otherwise). In the event that the Unsold Inventory Offer is not accepted by Vendor and payment is not received by F8, F8 shall retain all administrative control over and exclusive use of the Vendor Sale Account and the DACA Account until F8 liquidates the Inventory at prices to be determined by F8 in its sole discretion. In this event, F8 shall retain all proceeds from the sale of the remaining Inventory. Upon the liquidation of all remaining Inventory of all Products, F8 shall transfer administrative control over the Vender Sale Account to Vendor and deliver notice to the Bank to terminate Deposit Account Control Agreement in accordance with its terms.

8. Insurance. Vendor shall obtain and keep in force during the Term of this Agreement (a) Commercial General Liability insurance, including contractual liability and product liability, with a combined single limit for bodily injury and property damage of not less than [$___________], and (b) Commercial Property insurance including Fire Legal Liability Coverage with minimum per occurrence limit of [$_________]. The policies required in this Section 8 shall name the F8 as an additional insured and shall cover all claims arising out of incidents or events occurring during the term of the policies.

9. Intellectual Property Rights. Vendor hereby grants to F8 a non-transferable, non-exclusive, limited license to use Vendor’s logos, trademarks, and trade names (collectively the “Vendor Marks”), in connection with the sale of the Products upon termination or expiration of this Agreement in accordance with Section 7(c). The license shall continue to be in effect until F8 liquidates all of the Inventory purchased during the Term of this Agreement.

10. Disclaimer of Warranties. F8 makes no representations or warranties of any kind, express or implied, as to the Products purchased from the Supplier. To the fullest extent permitted by law, F8 disclaims all warranties, express or implied, with respect to the Products including, but not limited to, warranties of fitness for a particular purpose or use.

11. Indemnification.

(a) Indemnification by Vendor. Vendor agrees to defend, indemnify, and hold harmless F8, its affiliates, and their respective officers, members, managers, employees, and agents from and against any and all third party losses, damages, suits, expenses (including reasonable attorneys’ fees), and costs (collectively “Claims”): (i) alleging that the Vendor Marks or any Products sold pursuant to this Agreement infringe any U.S. patent, trademark, or copyright; (ii) arising out of any defects in any Products sold by Vendor (including, without limitation, Product Non-Conformity), (iii) arising out of the acts or omissions of Vendor, its employees, agents, or representatives with respect to Vendor’s performance of this Agreement; or (iv) arising out of any breach by Vendor of any of the terms, conditions, representations, or warranties provided pursuant to this Agreement; provided, however, that Vendor shall have no liability to F8 for any Claims to the extent that such Claims are attributable to F8 under Section 11(b). F8 shall promptly notify the Vendor in writing of any Claim and give control of the defense and settlement of the Claim to the Vendor. F8 shall reasonably cooperate with Vendor, and its legal counsel and insurance carriers, at the Vendor’s expense, in its defense of such Claims. F8 shall also have the right to participate in the defense of any such action and have the right to hire its own legal counsel at F8’s expense.

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(b) Indemnification by F8. F8 hereby agrees to defend, indemnify and hold harmless Vendor, its affiliates, and their respective officers, directors, employees, and agents from and against any and all Claims arising out of the gross negligence or willful misconduct of F8, its employees, agents, or representatives with respect to its performance of this Agreement. Vendor shall promptly notify F8 in writing of any Claim, give control of the defense and settlement of the Claim to F8, and shall reasonably cooperate with F8, its legal counsel, and insurance carriers, at F8’s expense, in its defense of such Claim. Vendor shall also have the right to participate in the defense of any such action and have the right to hire its own legal counsel at Vendor’s expense.

12. Confidentiality.

(a) The Parties acknowledge that each Party may be provided with or have access to certain information (whether in oral, tangible, electronic, or other form) related to the other Party’s business and operations that is confidential, proprietary, or otherwise non-public (whether or not identified as confidential) (“Confidential Information”). All Confidential Information shall remain the property of the disclosing Party.

(b) For a period of 1 year from the date of disclosure, the receiving Party shall maintain the Confidential Information in strict confidence and disclose the Confidential Information only to its employees or agents who have a need to know such Confidential Information in order to perform the receiving Party’s obligations contemplated by this Agreement and who are under confidentiality obligations no less restrictive than this Agreement. The receiving Party shall at all times remain responsible for breaches of this Agreement arising from the acts of its employees and agents. The receiving Party agrees to use the disclosing Party’s Confidential Information solely for the purpose of performing its obligations under this Agreement and not for any other purpose or for its own benefit or for the benefit of any third party, without the prior written approval of the disclosing Party. No Confidential Information furnished to the receiving Party shall be duplicated or copied except as may be necessary to effectuate the purpose of this Agreement. The receiving Party shall promptly return or, at the disclosing Party’s option, certify destruction of, all copies of Confidential Information at any time upon the request of the disclosing Party or within 10 days following the expiration or earlier termination of this Agreement.

(c) The receiving Party shall not have any obligations to preserve the confidential nature of any Confidential Information that: (i) receiving Party can demonstrate by competent evidence was rightfully in its possession before receipt from the disclosing Party; (ii) is or becomes a matter of public knowledge through no fault of the receiving Party; (iii) is rightfully provided to the receiving Party from a third party without, to the best of receiving Party’s knowledge, a duty of confidentiality; (iv) is independently developed by receiving Party without use of the Confidential Information, as demonstrated by competent evidence; or (v) is disclosed by receiving Party with disclosing Party’s prior written approval. If the receiving Party is confronted with legal action to disclose Confidential Information received under this Agreement, the receiving Party shall, unless prohibited by applicable law, provide prompt written notice to the disclosing Party to allow the disclosing Party an opportunity to seek a protective order or other relief it deems appropriate.

(d) The receiving Party hereby agrees and acknowledges that any breach or threatened breach of this Agreement regarding the treatment of the Confidential Information will result in irreparable harm to the disclosing Party for which there will be no adequate remedy at law. In addition to other remedies provided by law or at equity, in such event the disclosing Party shall be entitled to seek an injunction, without the necessity of posting a bond, to prevent any further breach of this Agreement by the receiving Party.

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13. Limitation of Liability. IN NO EVENT WILL F8’S MAXIMUM OBLIGATION FOR INDEMNIFICATION CLAIMS UNDER THIS AGREEMENT EXCEED AN AMOUNT EQUAL TO THE F8 FEES PAID TO F8 IN THE 6-MONTH PERIOD PRECEDING THE EVENT GIVING RISE TO THE INDEMNIFICATION CLAIM. IN NO EVENT WILL F8 BE LIABLE UNDER THIS AGREEMENT TO VENDOR FOR ANY INCIDENTAL, CONSEQUENTIAL, INDIRECT, STATUTORY, SPECIAL, EXEMPLARY, OR PUNITIVE DAMAGES ARISING OUT OF THIS AGREEMENT OR AS A RESULT OF THE SALE, DELIVERY, SERVICING, USE, OR LOSS OF THE PRODUCTS SOLD HEREUNDER, REGARDLESS OF WHETHER SUCH LIABILITY IS BASED ON BREACH OF CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE, AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR SUCH DAMAGES COULD HAVE BEEN REASONABLY FORESEEN.

14. General.

(a) Representations and Warranties. Each Party hereby represents and warrants to the other Party that: (i) such Party has the full right, power, and authority to enter into this Agreement and to perform its obligations hereunder; (ii) such Party has obtained all material licenses, authorizations, approvals, consents, or permits required by applicable laws to conduct its business and perform its obligations under this Agreement; (iii) this Agreement constitutes the legal, valid, and binding obligation of such Party, enforceable against such Party in accordance with its terms, except as may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws and equitable principles related to or affecting creditors’ rights generally; and (iv) such Party is duly organized, validly existing, and in good standing under the laws of the state of such Party’s formation. Vendor hereby represents and warrants to F8 that: (1) Vendor is not insolvent and is paying all of its debts as they become due; (2) all financial information that Vendor has provided to F8 (including, but not limited to, the SKU Information) is true and accurate and fairly represents Vendor’s financial condition; and (3) there are no creditors of Vendor holding a security interest in Vendor’s assets except as completely and accurately listed on Schedule A.

(b) Waiver. No waiver of any term or right in this Agreement shall be effective unless in writing, signed by an authorized representative of the waiving Party. The failure of either Party to enforce any provision of this Agreement shall not be construed as a waiver or modification of such provision, or impairment of its right to enforce such provision or any other provision of this Agreement thereafter.

(c) Relationship of the Parties. Nothing in this Agreement shall be construed to create or imply an employment or agency relationship or a partnership or joint venture relationship between the Parties. Each Party is an independent contractor and, except as expressly provided for in this Agreement, neither Vendor nor F8 has the authority to bind or contract any obligation in the name of or on account of the other Party or to incur any liability or make any statements, representations, warranties, or commitments on behalf of the other Party.

(d) Force Majeure. Neither Party shall be liable hereunder for any failure or delay in the performance of its obligations under this Agreement, except for the payment of money, if such failure or delay is on account of causes beyond its reasonable control, including civil commotion, war, fires, floods, accident, earthquakes, inclement weather, electrical outages, network failures, governmental regulations or controls, epidemic or pandemic, casualty, strikes or labor disputes, supply chain disruption, terrorism, acts of God, or other similar or different occurrences beyond the reasonable control of the Party so defaulting or delaying in the performance of this Agreement, for so long as such force majeure is in effect. If performance is delayed over 90 days, the Party not experiencing the force majeure event may terminate this Agreement in its entirety.

(e) Governing Law and Venue. This Agreement will be governed by and interpreted in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law of such state. The United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement.

(f) Dispute Resolution. The Parties hereby agree that any dispute or claim arising out of or relating to this Agreement (other than claims for preliminary injunctive relief or other pre-judgment remedies which shall be commenced in any court having jurisdiction thereof) shall be settled by arbitration administered by the American Arbitration Association in accordance with the provisions of its Commercial Arbitration Rules in Bethlehem, Pennsylvania by a one-person arbitrator, unless the parties mutually agree otherwise. The Parties agree that such arbitration shall be the exclusive means of finally resolving such disputes or claims. The decision of the arbitrator shall be final and binding on the Parties, and judgment on the award rendered may be entered in any court having jurisdiction thereof. The prevailing Party in any dispute under this Agreement shall be entitled to receive, in addition to all other damages to which it may be entitled, the costs and expenses incurred by such Party in conducting such dispute, including, without limitation, reasonable attorneys’ fees, court costs, arbitrators’ fees, and administrative fees.

10

(g) Cooperation. Each Party shall fully cooperate with the other Party with respect to the performance of this Agreement. Each Party will provide or make available to the other Party any information and will execute and deliver such further documents that may reasonably be required in order to effectively perform this Agreement.

(h) Assignment; No Third-Party Beneficiaries. Vendor may not assign this Agreement nor delegate performance hereunder, either in whole or part, without the express written consent of F8. Any assignment without such consent of F8 shall be null and void. This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the Parties. Except as provided in Section 11, there are no third-party beneficiaries to this Agreement.

(i) Severability. If any provision or portion of this Agreement shall be held by a court of competent jurisdiction to be illegal, invalid, or unenforceable, the remaining provisions or portions shall remain in full force and effect. Upon a determination that any material provision of this Agreement is illegal, invalid, or unenforceable, F8 may, in its discretion, (i) negotiate in good faith with Vendor to modify such provision to affect the original intent of the Parties as closely as possible in order that the transactions contemplated by this Agreement be consummated as originally intended, or (ii) terminate this Agreement upon notice to Vendor.

(j) Interpretation. The headings/captions appearing in this Agreement have been inserted for the purposes of convenience and ready reference, and do not purport to and shall not be deemed to define, limit or extend the scope or intent of the provisions to which they appertain. This Agreement shall not be construed more strongly against either Party regardless of which Party is more responsible for its preparation.

(k) Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original, but all of which together will constitute one and the same instrument, without necessity of production of the others. An executed signature page delivered via facsimile or electronic transmission shall be deemed as effective as an original executed signature page.

(l) Notice. All notices or other communications required under this Agreement shall be deemed effective when received and made in writing by either (i) hand delivery, (ii) registered mail, (iii) certified mail, return receipt requested, (iv) facsimile or email, or (v) overnight mail, addressed to the Party to be notified at the address specified on the signature page to this Agreement.

(m) Entire Agreement; Amendment. This Agreement, and any schedules and exhibits attached hereto, is the entire agreement between the Parties with respect to the subject matter hereof and supersedes any prior agreement or communications between the Parties, whether written, oral, electronic or otherwise. No change, modification, amendment, or addition of or to this Agreement shall be valid unless in writing and signed by both of the Parties. Each Party hereto has received independent legal advice regarding this Agreement and their respective rights and obligations set forth herein.

(n) Survival. Subject to the limitations and other provisions of this Agreement: (i) the representations and warranties of the Parties contained herein shall survive the expiration or earlier termination of the Term for a period of 12 months after such expiration or termination; and (ii) any other provision of this Agreement that, in order to give proper effect to its intent, should survive such expiration or termination, shall survive the expiration or earlier termination of the Term for the period specified therein, or if nothing is specified for a period of 12 months after such expiration or termination.

[Signature Page Follows]

11

In witness whereof, the Parties hereto have executed this Agreement on the date first written above.

EDISON NATION, LLC

By:
Name:	Brett Vroman
Title:	Authorized Agent

Address:

Phone:
Email:	bvroman@edisonnation.com

Forever 8 Fund, LLC

By:
Name:	Paul Vassilakos
Title:	Member

Address: 1 West Broad Street, Suite 1004, Bethlehem, PA 18018

Phone:	(646) 240-4262
Email:	pvassilakos@forever8fund.com

[Signature Page to Inventory Management Agreement]

Schedule A

Product Schedule A-1

Product Land Date:	10/1/2020
Parties:
Vendor	Edison Nation, LLC
Owner	Forever 8 Fund, LLC
Supplier:	King Honor Enterprises Ltd.
Product:	7323-ZZ
Description of SKU:	Twilight Turtle Classic Night Light Star Projector

SKU Information:
Historical Cost per Unit	$7.11
Projected Monthly Sales	1,682
Historical Lead Time	115
Planned Inventory Turn Weeks	17

Starting Inventory Units:	3,000
Agreed Existing Inventory Units	0
Additional Starting Inventory Units	3,000
Minimum Inventory Amount	6,448
Minimum Inventory Turn Weeks	8

Third Party Facility:	AMZN FBA
Other Third Party Facility	Edison Nation, LLC Clearwater, Florida Warehouse
California 3PL [BV to insert legal name& location]

Vendor Sale Accounts:	AMZN Seller Central
www.cloudb.com - Magento
Other Vendor Sale Accounts:	BBB/Macy’s - CommerceHub
BBB-Nordstrom, VonMaur, Target.com DVS - SPS Commerce
Nordstrom Rack, other Brick & Mortar - Retailers for Cloud B, Pirasta

Termination Thresholds:
Maximum Inventory Turn Weeks	33
Maximum Allowable Cost Per Unit	$8.18
Maximum Allowable Lead Time (days)	145

Bank:	Enterprise Bank

Vendor holding a security interest in Vendor’s assets:	[To be inserted post UCC search]

A-1 Fee Schedule. The F8 Fees for this Product Schedule A-1 will be determined as follows:

For purposes of this Fee Schedule, Age of Inventory Sold with respect to particular unit(s) of Inventory is measured beginning on the date such unit(s) of Inventory arrived at the Facilities until the date that the proceeds of the sale of such units of Inventory by Vendor to Vendor’s customer are received in the DACA Account.

For purposes of the F8 Free Ranges (per Unit), the fees are prorated for the daily age of the inventory. For example, if the proceeds of the sale of units of Inventory are received in the DACA Account on day one (1), the applicable fee is low point of the range ($0.60), whereas if the proceeds of the sale of units of Inventory are received in the DACA Account on day fourteen (14), the applicable fee is high point of the range ($0.81).

Product Schedule A-2

Product Land Date:	10/1/2020
Parties:
Vendor	Edison Nation, LLC
Owner	Forever 8 Fund, LLC
Supplier:	King Honor Enterprises Ltd.
Product:	7423-AQ
Description of SKU:	Cloud B Tranquil Turtle, Aqua

SKU Information:
Historical Cost per Unit	$6.50
Projected Monthly Sales	901
Historical Lead Time	115
Planned Inventory Turn Weeks	17

Starting Inventory Units:	3,000
Agreed Existing Inventory Units	0
Additional Starting Inventory Units	3,000
Minimum Inventory Amount	3,453
Minimum Inventory Turn Weeks	8

Third Party Facility:	AMZN FBA
Other Third Party Facility	Edison Nation, LLC Clearwater, Florida Warehouse
3PL -2100-C Palmetto St, UNIT C, Clearwater, FL 33765

Vendor Sale Accounts:	AMZN Seller Central
Other Vendor Sale Accounts:	www.cloudb.com - Magento
BBB/Macy’s - CommerceHub
BBB-Nordstrom, VonMaur, Target.com DVS - SPS Commerce
Nordstrom Rack, other Brick & Mortar - Retailers for Cloud B, Pirasta

Termination Thresholds:
Maximum Inventory Turn Weeks	33
Maximum Allowable Cost Per Unit	$7.48
Maximum Allowable Lead Time (days)	145

Bank:	Enterprise Bank

Vendor holding a security interest in Vendor’s assets:	[To be inserted post UCC search]

A-2 Fee Schedule. The F8 Fees for this Product Schedule A-2 will be determined as follows:

For purposes of this Fee Schedule, Age of Inventory Sold with respect to particular unit(s) of Inventory is measured beginning on the date such unit(s) of Inventory arrived at the Facilities until the date that the proceeds of the sale of such units of Inventory by Vendor to Vendor’s customer are received in the DACA Account.

For purposes of the F8 Free Ranges (per Unit), the fees are prorated for the daily age of the inventory. For example, if the proceeds of the sale of units of Inventory are received in the DACA Account on day one (1), the applicable fee is low point of the range ($0.40), whereas if the proceeds of the sale of units of Inventory are received in the DACA Account on day fourteen (14), the applicable fee is high point of the range ($0.58).

Product Schedule A-3

Product Land Date:	10/1/2020
Parties:
Vendor	Edison Nation, Inc.
Owner	Forever 8 Fund, LLC
Supplier:	King Honor Enterprises Ltd.
Product:	7423-PR
Description of SKU:	Cloud b Tranquil Turtle Ocean Nightlight and Sound Soother

SKU Information:
Historical Cost per Unit	$8.64
Projected Monthly Sales	683
Historical Lead Time	120
Planned Inventory Turn Weeks	19

Starting Inventory Units:	3,004
Agreed Existing Inventory Units	4
Additional Starting Inventory Units	3,000
Minimum Inventory Amount	3,000
Minimum Inventory Turn Weeks	10

Third Party Facility:	AMZN FBA
Other Third Party Facility	Edison Nation, Inc. Clearwater, Florida Warehouse
3PL -2100-C Palmetto St, UNIT C, Clearwater, FL 33765

Vendor Sale Accounts:	AMZN Seller Central
Other Vendor Sale Accounts:	www.cloudb.com - Magento
BBB/Macy’s - CommerceHub
BBB-Nordstrom, VonMaur, Target.com DVS - SPS Commerce
Nordstrom Rack, other Brick & Mortar - Retailers for Cloud B, Pirasta

Termination Thresholds:
Maximum Inventory Turn Weeks	38
Maximum Allowable Cost Per Unit	$9.94
Maximum Allowable Lead Time (days)	150

Bank:	Enterprise Bank

Vendor holding a security interest in Vendor’s assets:	[To be inserted post UCC search]

A-3 Fee Schedule. The F8 Fees for this Product Schedule A-3 will be determined as follows:

For purposes of this Fee Schedule, Age of Inventory Sold with respect to particular unit(s) of Inventory is measured beginning on the date such unit(s) of Inventory arrived at the Facilities until the date that the proceeds of the sale of such units of Inventory by Vendor to Vendor’s customer are received in the DACA Account.

For purposes of the F8 Free Ranges (per Unit), the fees are prorated for the daily age of the inventory. For example, if the proceeds of the sale of units of Inventory are received in the DACA Account on day one (1), the applicable fee is low point of the range ($0.84), whereas if the proceeds of the sale of units of Inventory are received in the DACA Account on day fourteen (14), the applicable fee is high point of the range ($1.23).

Product Schedule A-4

Product Land Date:	10/1/2020
Parties:
Vendor	Edison Nation, LLC
Owner	Forever 8 Fund, LLC
Supplier:	King Honor Enterprises Ltd.
Product:	7303-Z8
Description of SKU:	Cloud b Sleep Sheep Sound Soother

SKU Information:
Historical Cost per Unit	$6.67
Projected Monthly Sales	2,056
Historical Lead Time	120
Planned Inventory Turn Weeks	17

Starting Inventory Units:	9,316
Agreed Existing Inventory Units	4,312
Additional Starting Inventory Units	5,004
Minimum Inventory Amount	8,225
Minimum Inventory Turn Weeks	9

Third Party Facility:	AMZN FBA
Other Third Party Facility	Edison Nation, LLC Clearwater, Florida Warehouse
3PL -2100-C Palmetto St, UNIT C, Clearwater, FL 33765

Vendor Sale Accounts:	AMZN Seller Central
Other Vendor Sale Accounts:	www.cloudb.com - Magento
BBB/Macy’s - CommerceHub
BBB-Nordstrom, VonMaur, Target.com DVS - SPS Commerce
Nordstrom Rack, other Brick & Mortar - Retailers for Cloud B, Pirasta

Termination Thresholds:
Maximum Inventory Turn Weeks	35
Maximum Allowable Cost Per Unit	$0.00
Maximum Allowable Lead Time (days)	150

Bank:	Enterprise Bank

Vendor holding a security interest in Vendor’s assets:	[To be inserted post UCC search]

A-4 Fee Schedule. The F8 Fees for this Product Schedule A-4 will be determined as follows:

For purposes of this Fee Schedule, Age of Inventory Sold with respect to particular unit(s) of Inventory is measured beginning on the date such unit(s) of Inventory arrived at the Facilities until the date that the proceeds of the sale of such units of Inventory by Vendor to Vendor’s customer are received in the DACA Account.

For purposes of the F8 Free Ranges (per Unit), the fees are prorated for the daily age of the inventory. For example, if the proceeds of the sale of units of Inventory are received in the DACA Account on day one (1), the applicable fee is low point of the range ($0.48), whereas if the proceeds of the sale of units of Inventory are received in the DACA Account on day fourteen (14), the applicable fee is high point of the range ($0.72).

Product Schedule A-5

Product Land Date:	10/1/2020
Parties:
Vendor	Edison Nation, LLC
Owner	Forever 8 Fund, LLC
Supplier:	King Honor Enterprises Ltd.
Product:	7302-ZZ
Description of SKU:	Cloud b Sleep Sheep On The Go Travel Sound Soother

SKU Information:
Historical Cost per Unit	$5.87
Projected Monthly Sales	1,578
Historical Lead Time	120
Planned Inventory Turn Weeks	17

Starting Inventory Units:	11,147
Agreed Existing Inventory Units	8,147
Additional Starting Inventory Units	3,000
Minimum Inventory Amount	6,312
Minimum Inventory Turn Weeks	9

Third Party Facility:	AMZN FBA
Other Third Party Facility	Edison Nation, LLC Clearwater, Florida Warehouse
3PL -2100-C Palmetto St, UNIT C, Clearwater, FL 33765

Vendor Sale Accounts:	AMZN Seller Central
Other Vendor Sale Accounts:	www.cloudb.com – Magento
BBB/Macy’s – CommerceHub
BBB-Nordstrom, VonMaur, Target.com DVS - SPS Commerce
Nordstrom Rack, other Brick & Mortar - Retailers for Cloud B, Pirasta

Termination Thresholds:
Maximum Inventory Turn Weeks	35
Maximum Allowable Cost Per Unit	$6.75
Maximum Allowable Lead Time (days)	150

Bank:	Enterprise Bank

Vendor holding a security interest in Vendor’s assets:	[To be inserted post UCC search]

A-5 Fee Schedule. The F8 Fees for this Product Schedule A-5 will be determined as follows:

For purposes of this Fee Schedule, Age of Inventory Sold with respect to particular unit(s) of Inventory is measured beginning on the date such unit(s) of Inventory arrived at the Facilities until the date that the proceeds of the sale of such units of Inventory by Vendor to Vendor’s customer are received in the DACA Account.

For purposes of the F8 Free Ranges (per Unit), the fees are prorated for the daily age of the inventory. For example, if the proceeds of the sale of units of Inventory are received in the DACA Account on day one (1), the applicable fee is low point of the range ($0.44), whereas if the proceeds of the sale of units of Inventory are received in the DACA Account on day fourteen (14), the applicable fee is high point of the range ($0.64).

Product Schedule A-6

Product Land Date:	10/1/2020
Parties:
Vendor	Edison Nation, LLC
Owner	Forever 8 Fund, LLC
Supplier:	King Honor Enterprises Ltd.
Product:	7323-BL
Description of SKU:	Cloud b Twilight Turtle Blue Night Light Soother

SKU Information:
Historical Cost per Unit	$6.22
Projected Monthly Sales	551
Historical Lead Time	120
Planned Inventory Turn Weeks	24

Starting Inventory Units:	3,224
Agreed Existing Inventory Units	224
Additional Starting Inventory Units	3,000
Minimum Inventory Amount	3,000
Minimum Inventory Turn Weeks	12

Third Party Facility:	AMZN FBA
Other Third Party Facility	Edison Nation, LLC Clearwater, Florida Warehouse
3PL -2100-C Palmetto St, UNIT C, Clearwater, FL 33765

Vendor Sale Accounts:	AMZN Seller Central
Other Vendor Sale Accounts:	www.cloudb.com – Magento
BBB/Macy’s – CommerceHub
BBB-Nordstrom, VonMaur, Target.com DVS - SPS Commerce
Nordstrom Rack, other Brick & Mortar - Retailers for Cloud B, Pirasta

Termination Thresholds:
Maximum Inventory Turn Weeks	47
Maximum Allowable Cost Per Unit	$7.15
Maximum Allowable Lead Time (days)	150

Bank:	Enterprise Bank

Vendor holding a security interest in Vendor’s assets:	[To be inserted post UCC search]

A-6 Fee Schedule. The F8 Fees for this Product Schedule A-6 will be determined as follows:

For purposes of this Fee Schedule, Age of Inventory Sold with respect to particular unit(s) of Inventory is measured beginning on the date such unit(s) of Inventory arrived at the Facilities until the date that the proceeds of the sale of such units of Inventory by Vendor to Vendor’s customer are received in the DACA Account.

For purposes of the F8 Free Ranges (per Unit), the fees are prorated for the daily age of the inventory. For example, if the proceeds of the sale of units of Inventory are received in the DACA Account on day one (1), the applicable fee is low point of the range ($0.28), whereas if the proceeds of the sale of units of Inventory are received in the DACA Account on day fourteen (14), the applicable fee is high point of the range ($0.55).

Product Schedule A-7

Product Land Date:	10/1/2020
Parties:
Vendor	Edison Nation, LLC
Owner	Forever 8 Fund, LLC
Supplier:	King Honor Enterprises Ltd.
Product:	7323-PR
Description of SKU:	Cloud b Twilight Turtle Purple Night Light Soother

SKU Information:
Historical Cost per Unit	$6.41
Projected Monthly Sales	451
Historical Lead Time	120
Planned Inventory Turn Weeks	29

Starting Inventory Units:	3,001
Agreed Existing Inventory Units	1
Additional Starting Inventory Units	3,000
Minimum Inventory Amount	3,000
Minimum Inventory Turn Weeks	14

Third Party Facility:	AMZN FBA
Other Third Party Facility	Edison Nation, LLC Clearwater, Florida Warehouse
3PL -2100-C Palmetto St, UNIT C, Clearwater, FL 33765

Vendor Sale Accounts:	AMZN Seller Central
Other Vendor Sale Accounts:	www.cloudb.com - Magento
BBB/Macy’s - CommerceHub
BBB-Nordstrom, VonMaur, Target.com DVS - SPS Commerce
Nordstrom Rack, other Brick & Mortar - Retailers for Cloud B, Pirasta

Termination Thresholds:
Maximum Inventory Turn Weeks	58
Maximum Allowable Cost Per Unit	$7.37
Maximum Allowable Lead Time (days)	150

Bank:	Enterprise Bank

Vendor holding a security interest in Vendor’s assets:	[To be inserted post UCC search]

A-7 Fee Schedule. The F8 Fees for this Product Schedule A-7 will be determined as follows:

For purposes of this Fee Schedule, Age of Inventory Sold with respect to particular unit(s) of Inventory is measured beginning on the date such unit(s) of Inventory arrived at the Facilities until the date that the proceeds of the sale of such units of Inventory by Vendor to Vendor’s customer are received in the DACA Account.

For purposes of the F8 Free Ranges (per Unit), the fees are prorated for the daily age of the inventory. For example, if the proceeds of the sale of units of Inventory are received in the DACA Account on day one (1), the applicable fee is low point of the range ($0.50), whereas if the proceeds of the sale of units of Inventory are received in the DACA Account on day fourteen (14), the applicable fee is high point of the range ($0.73).

Product Schedule A-8

Product Land Date:	10/1/2020
Parties:
Vendor	Edison Nation, LLC
Owner	Forever 8 Fund, LLC
Supplier:	King Honor Enterprises Ltd.
Product:	7473-WUN
Description of SKU:	Cloud b Twilight Buddies Winged Unicorn Night Light Soother

SKU Information:
Historical Cost per Unit	$6.64
Projected Monthly Sales	249
Historical Lead Time	120
Planned Inventory Turn Weeks	52

Starting Inventory Units:	3,317
Agreed Existing Inventory Units	317
Additional Starting Inventory Units	3,000
Minimum Inventory Amount	3,000
Minimum Inventory Turn Weeks	26

Third Party Facility:	AMZN FBA
Other Third Party Facility	Edison Nation, LLC Clearwater, Florida Warehouse
3PL -2100-C Palmetto St, UNIT C, Clearwater, FL 33765

Vendor Sale Accounts:	AMZN Seller Central
Other Vendor Sale Accounts:	www.cloudb.com – Magento
BBB/Macy’s – CommerceHub
BBB-Nordstrom, VonMaur, Target.com DVS - SPS Commerce
Nordstrom Rack, other Brick & Mortar - Retailers for Cloud B, Pirasta

Termination Thresholds:
Maximum Inventory Turn Weeks	104
Maximum Allowable Cost Per Unit	$7.64
Maximum Allowable Lead Time (days)	150

Bank:	Enterprise Bank

Vendor holding a security interest in Vendor’s assets:	[To be inserted post UCC search]

A-8 Fee Schedule. The F8 Fees for this Product Schedule A-8 will be determined as follows:

For purposes of this Fee Schedule, Age of Inventory Sold with respect to particular unit(s) of Inventory is measured beginning on the date such unit(s) of Inventory arrived at the Facilities until the date that the proceeds of the sale of such units of Inventory by Vendor to Vendor’s customer are received in the DACA Account.

For purposes of the F8 Free Ranges (per Unit), the fees are prorated for the daily age of the inventory. For example, if the proceeds of the sale of units of Inventory are received in the DACA Account on day one (1), the applicable fee is low point of the range ($0.27), whereas if the proceeds of the sale of units of Inventory are received in the DACA Account on day fourteen (14), the applicable fee is high point of the range ($0.53).

Product Schedule A-9

Product Land Date:	10/1/2020
Parties:
Vendor	Edison Nation, LLC
Owner	Forever 8 Fund, LLC
Supplier:	King Honor Enterprises Ltd.
Product:	7470-FX8
Description of SKU:	Cloud b Frankie The Fox Sound Soother

SKU Information:
Historical Cost per Unit	$6.85
Projected Monthly Sales	273
Historical Lead Time	120
Planned Inventory Turn Weeks	48

Starting Inventory Units:	3,000
Agreed Existing Inventory Units	0
Additional Starting Inventory Units	3,000
Minimum Inventory Amount	3,000
Minimum Inventory Turn Weeks	24

Third Party Facility:	AMZN FBA
Other Third Party Facility	Edison Nation, LLC Clearwater, Florida Warehouse
3PL -2100-C Palmetto St, UNIT C, Clearwater, FL 33765

Vendor Sale Accounts:	AMZN Seller Central
Other Vendor Sale Accounts:	www.cloudb.com - Magento
BBB/Macy’s - CommerceHub
BBB-Nordstrom, VonMaur, Target.com DVS - SPS Commerce
Nordstrom Rack, other Brick & Mortar - Retailers for Cloud B, Pirasta

Termination Thresholds:
Maximum Inventory Turn Weeks	95
Maximum Allowable Cost Per Unit	$7.88
Maximum Allowable Lead Time (days)	150

Bank:	Enterprise Bank

Vendor holding a security interest in Vendor’s assets:	[To be inserted post UCC search]

A-9 Fee Schedule. The F8 Fees for this Product Schedule A-9 will be determined as follows:

For purposes of this Fee Schedule, Age of Inventory Sold with respect to particular unit(s) of Inventory is measured beginning on the date such unit(s) of Inventory arrived at the Facilities until the date that the proceeds of the sale of such units of Inventory by Vendor to Vendor’s customer are received in the DACA Account.

For purposes of the F8 Free Ranges (per Unit), the fees are prorated for the daily age of the inventory. For example, if the proceeds of the sale of units of Inventory are received in the DACA Account on day one (1), the applicable fee is low point of the range ($0.58), whereas if the proceeds of the sale of units of Inventory are received in the DACA Account on day fourteen (14), the applicable fee is high point of the range ($0.85).

Product Schedule A-10

Product Land Date:	10/1/2020
Parties:
Vendor	Edison Nation, LLC
Owner	Forever 8 Fund, LLC
Supplier:	King Honor Enterprises Ltd.
Product:	7106-UC
Description of SKU:	Soothing Sounds Ella The Unicorn (White Noise Machine)

SKU Information:
Historical Cost per Unit	$6.95
Projected Monthly Sales	227
Historical Lead Time	120
Planned Inventory Turn Weeks	57

Starting Inventory Units:	3,206
Agreed Existing Inventory Units	206
Additional Starting Inventory Units	3,000
Minimum Inventory Amount	3,000
Minimum Inventory Turn Weeks	29

Third Party Facility:	AMZN FBA
Other Third Party Facility	Edison Nation, LLC Clearwater, Florida Warehouse
3PL -2100-C Palmetto St, UNIT C, Clearwater, FL 33765

Vendor Sale Accounts:	AMZN Seller Central
Other Vendor Sale Accounts:	www.cloudb.com – Magento
BBB/Macy’s – CommerceHub
BBB-Nordstrom, VonMaur, Target.com DVS - SPS Commerce
Nordstrom Rack, other Brick & Mortar - Retailers for Cloud B, Pirasta

Termination Thresholds:
Maximum Inventory Turn Weeks	114
Maximum Allowable Cost Per Unit	$7.99
Maximum Allowable Lead Time (days)	150

Bank:	Enterprise Bank

Vendor holding a security interest in Vendor’s assets:	[To be inserted post UCC search]

A-10 Fee Schedule. The F8 Fees for this Product Schedule A-10 will be determined as follows:

For purposes of this Fee Schedule, Age of Inventory Sold with respect to particular unit(s) of Inventory is measured beginning on the date such unit(s) of Inventory arrived at the Facilities until the date that the proceeds of the sale of such units of Inventory by Vendor to Vendor’s customer are received in the DACA Account.

For purposes of the F8 Free Ranges (per Unit), the fees are prorated for the daily age of the inventory. For example, if the proceeds of the sale of units of Inventory are received in the DACA Account on day one (1), the applicable fee is low point of the range ($0.31), whereas if the proceeds of the sale of units of Inventory are received in the DACA Account on day fourteen (14), the applicable fee is high point of the range ($0.51).

Product Schedule A-11

Product Land Date:	10/1/2020
Parties:
Vendor	Edison Nation, LLC
Owner	Forever 8 Fund, LLC
Supplier:	King Honor Enterprises Ltd.
Product:	7323-T2P
Description of SKU:	Cloud b Pink Twinkling Twilight Turtle, 1 EA

SKU Information:
Historical Cost per Unit	$7.10
Projected Monthly Sales	341
Historical Lead Time	120
Planned Inventory Turn Weeks	38

Starting Inventory Units:	4,734
Agreed Existing Inventory Units	1,734
Additional Starting Inventory Units	3,000
Minimum Inventory Amount	3,000
Minimum Inventory Turn Weeks	19

Third Party Facility:	AMZN FBA
Other Third-Party Facility	Edison Nation, LLC Clearwater, Florida Warehouse
3PL -2100-C Palmetto St, UNIT C, Clearwater, FL 33765

Vendor Sale Accounts:	AMZN Seller Central
Other Vendor Sale Accounts:	www.cloudb.com – Magento
BBB/Macy’s – CommerceHub
BBB-Nordstrom, VonMaur, Target.com DVS - SPS Commerce
Nordstrom Rack, other Brick & Mortar - Retailers for Cloud B, Pirasta

Termination Thresholds:
Maximum Inventory Turn Weeks	76
Maximum Allowable Cost Per Unit	$8.17
Maximum Allowable Lead Time (days)	150

Bank:	Enterprise Bank

Vendor holding a security interest in Vendor’s assets:	[To be inserted post UCC search]

A-11 Fee Schedule. The F8 Fees for this Product Schedule A-11 will be determined as follows:

For purposes of this Fee Schedule, Age of Inventory Sold with respect to particular unit(s) of Inventory is measured beginning on the date such unit(s) of Inventory arrived at the Facilities until the date that the proceeds of the sale of such units of Inventory by Vendor to Vendor’s customer are received in the DACA Account.

For purposes of the F8 Free Ranges (per Unit), the fees are prorated for the daily age of the inventory. For example, if the proceeds of the sale of units of Inventory are received in the DACA Account on day one (1), the applicable fee is low point of the range ($0.10), whereas if the proceeds of the sale of units of Inventory are received in the DACA Account on day fourteen (14), the applicable fee is high point of the range ($0.30).

Product Schedule A-12

Product Land Date:	10/1/2020
Parties:
Vendor	Edison Nation, LLC
Owner	Forever 8 Fund, LLC
Supplier:	King Honor Enterprises Ltd.
Product:	7323-T2
Description of SKU:	Night Light Star Projector with Soothing Melodies, Twinkling Twilight Turtle - Aqua

SKU Information:
Historical Cost per Unit	$6.95
Projected Monthly Sales	449
Historical Lead Time	120
Planned Inventory Turn Weeks	29

Starting Inventory Units:	4,312
Agreed Existing Inventory Units	1,312
Additional Starting Inventory Units	3,000
Minimum Inventory Amount	3,000
Minimum Inventory Turn Weeks	14

Third Party Facility:	AMZN FBA
Other Third Party Facility	Edison Nation, LLC Clearwater, Florida Warehouse
3PL -2100-C Palmetto St, UNIT C, Clearwater, FL 33765

Vendor Sale Accounts:	AMZN Seller Central
Other Vendor Sale Accounts:	www.cloudb.com - Magento
BBB/Macy’s - CommerceHub
BBB-Nordstrom, VonMaur, Target.com DVS - SPS Commerce
Nordstrom Rack, other Brick & Mortar - Retailers for Cloud B, Pirasta

Termination Thresholds:
Maximum Inventory Turn Weeks	58
Maximum Allowable Cost Per Unit	$7.99
Maximum Allowable Lead Time (days)	150

Bank:	Enterprise Bank

Vendor holding a security interest in Vendor’s assets:	[To be inserted post UCC search]

A-12 Fee Schedule. The F8 Fees for this Product Schedule A-12 will be determined as follows:

For purposes of this Fee Schedule, Age of Inventory Sold with respect to particular unit(s) of Inventory is measured beginning on the date such unit(s) of Inventory arrived at the Facilities until the date that the proceeds of the sale of such units of Inventory by Vendor to Vendor’s customer are received in the DACA Account.

For purposes of the F8 Free Ranges (per Unit), the fees are prorated for the daily age of the inventory. For example, if the proceeds of the sale of units of Inventory are received in the DACA Account on day one (1), the applicable fee is low point of the range ($0.60), whereas if the proceeds of the sale of units of Inventory are received in the DACA Account on day fourteen (14), the applicable fee is high point of the range ($0.88).

Product Schedule A-13

Product Land Date:	10/1/2020
Parties:
Vendor	Edison Nation, LLC
Owner	Forever 8 Fund, LLC
Supplier:	SupplyOne Tampa
Product:	D8-9H8V-HIPD
Description of SKU:	Cardboard Shipping Boxes, 9x6x4 Inch, Pack of 25

SKU Information:
Historical Cost per Unit	$4.84
Projected Monthly Sales	1,012
Historical Lead Time	75
Planned Inventory Turn Weeks	8

Starting Inventory Units:	2,101
Agreed Existing Inventory Units	1
Additional Starting Inventory Units	2,100
Minimum Inventory Amount	2,530
Minimum Inventory Turn Weeks	4

Third Party Facility:	AMZN FBA
Other Third Party Facility	Edison Nation, LLC Clearwater, Florida Warehouse

Vendor Sale Accounts:	AMZN Seller Central
Other Vendor Sale Accounts:

Termination Thresholds:
Maximum Inventory Turn Weeks	15
Maximum Allowable Cost Per Unit	$5.56
Maximum Allowable Lead Time (days)	105

Bank:	Enterprise Bank

Vendor holding a security interest in Vendor’s assets:	[To be inserted post UCC search]

A-13 Fee Schedule. The F8 Fees for this Product Schedule A-13 will be determined as follows:

For purposes of this Fee Schedule, Age of Inventory Sold with respect to particular unit(s) of Inventory is measured beginning on the date such unit(s) of Inventory arrived at the Facilities until the date that the proceeds of the sale of such units of Inventory by Vendor to Vendor’s customer are received in the DACA Account.

For purposes of the F8 Free Ranges (per Unit), the fees are prorated for the daily age of the inventory. For example, if the proceeds of the sale of units of Inventory are received in the DACA Account on day one (1), the applicable fee is low point of the range ($0.00), whereas if the proceeds of the sale of units of Inventory are received in the DACA Account on day fourteen (14), the applicable fee is high point of the range ($0.22).

Product Schedule A-14

Product Land Date:	10/1/2020
Parties:
Vendor	Edison Nation, LLC
Owner	Forever 8 Fund, LLC
Supplier:	Ningbo OK Homeware lmp&Exp Co. Ltd
Product:	11001
Description of SKU:	Universal Acrylic Serveware Stand and Tray (Reversible Cake Stand, Punch Bowl, Serving Platter Tray and Dip Bowl)

SKU Information:
Historical Cost per Unit	$4.25
Projected Monthly Sales	1,701
Historical Lead Time	70
Planned Inventory Turn Weeks	10

Starting Inventory Units:	3,000
Agreed Existing Inventory Units	0
Additional Starting Inventory Units	3,000
Minimum Inventory Amount	3,970
Minimum Inventory Turn Weeks	5

Third Party Facility:	AMZN FBA
Other Third Party Facility	Edison Nation, LLC Clearwater, Florida Warehouse

Vendor Sale Accounts:	AMZN Seller Central
Other Vendor Sale Accounts:

Termination Thresholds:
Maximum Inventory Turn Weeks	20
Maximum Allowable Cost Per Unit	$4.89
Maximum Allowable Lead Time (days)	100

Bank:	Enterprise Bank

Vendor holding a security interest in Vendor’s assets:	[To be inserted post UCC search]

A-14 Fee Schedule. The F8 Fees for this Product Schedule A-14 will be determined as follows:

For purposes of this Fee Schedule, Age of Inventory Sold with respect to particular unit(s) of Inventory is measured beginning on the date such unit(s) of Inventory arrived at the Facilities until the date that the proceeds of the sale of such units of Inventory by Vendor to Vendor’s customer are received in the DACA Account.

For purposes of the F8 Free Ranges (per Unit), the fees are prorated for the daily age of the inventory. For example, if the proceeds of the sale of units of Inventory are received in the DACA Account on day one (1), the applicable fee is low point of the range ($0.21), whereas if the proceeds of the sale of units of Inventory are received in the DACA Account on day fourteen (14), the applicable fee is high point of the range ($0.40).

Product Schedule A-15

Product Land Date:	10/1/2020
Parties:
Vendor	Edison Nation, LLC
Owner	Forever 8 Fund, LLC
Supplier:	[Insert Supplier]
Product:	HSL 01
Description of SKU:	HSL 01 (Orange Himalayan Salt Lamp w/ base)

SKU Information:
Historical Cost per Unit	$3.84
Projected Monthly Sales	1,294
Historical Lead Time	75
Planned Inventory Turn Weeks	11

Starting Inventory Units:	1,000
Agreed Existing Inventory Units	0
Additional Starting Inventory Units	1,000
Minimum Inventory Amount	3,236
Minimum Inventory Turn Weeks	5

Third Party Facility:	AMZN FBA
Other Third Party Facility	Edison Nation, LLC Clearwater, Florida Warehouse
3PL -2100-C Palmetto St, UNIT C, Clearwater, FL 33765

Vendor Sale Accounts:	AMZN Seller Central
Other Vendor Sale Accounts:

Termination Thresholds:
Maximum Inventory Turn Weeks	22
Maximum Allowable Cost Per Unit	$4.42
Maximum Allowable Lead Time (days)	105

Bank:	Enterprise Bank

Vendor holding a security interest in Vendor’s assets:	[To be inserted post UCC search]

A-15 Fee Schedule. The F8 Fees for this Product Schedule A-15 will be determined as follows:

For purposes of this Fee Schedule, Age of Inventory Sold with respect to particular unit(s) of Inventory is measured beginning on the date such unit(s) of Inventory arrived at the Facilities until the date that the proceeds of the sale of such units of Inventory by Vendor to Vendor’s customer are received in the DACA Account.

For purposes of the F8 Free Ranges (per Unit), the fees are prorated for the daily age of the inventory. For example, if the proceeds of the sale of units of Inventory are received in the DACA Account on day one (1), the applicable fee is low point of the range ($0.36), whereas if the proceeds of the sale of units of Inventory are received in the DACA Account on day fourteen (14), the applicable fee is high point of the range ($0.49).

Product Schedule A-16-24

A-16-24 Fee Schedule. The F8 Fees for this Product Schedule A-14-22 will be determined as follows:

FEE SCHEDULE TO BE DETERMINED ONCE FORECASTS ARE FINALIZED

For purposes of this Fee Schedule, Age of Inventory Sold with respect to particular unit(s) of Inventory is measured beginning on the date such unit(s) of Inventory arrived at the Facilities until the date that the proceeds of the sale of such units of Inventory by Vendor to Vendor’s customer are received in the DACA Account.

Schedule B

Form of DACA Agreement

DEPOSIT ACCOUNT CONTROL AGREEMENT

THIS DEPOSIT ACCOUNT CONTROL AGREEMENT (this “Agreement”) is entered into as of [Date], by and among Forever 8 Fund, LLC, a Delaware corporation (“Inventory Partner”), [Name of Customer], a [state of incorporation / formation] corporation / limited liability company (“Customer”), and Enterprise Bank & Trust, a Missouri chartered trust company with banking powers (“Bank”).

BACKGROUND:

Customer has granted to Inventory Partner a security interest in a deposit account maintained by Customer with Bank pursuant to that certain Inventory Management Agreement dated as of [ ] by and between Customer and Inventory Partner (“Inventory Agreement”) and in all funds now in, or hereafter deposited into, that account, including any interest earned thereon. The Customer is requesting that the Bank enter into this Agreement. The Bank is willing to do so upon the terms contained in this Agreement.

AGREEMENT:

1. The Account. Bank represents and warrants to Inventory Partner that:

(a) Customer maintains deposit account number with Bank (“Account”). The Account is a demand deposit account.

(b) As of the date of this Agreement, Bank does not know of any claim to or interest in or agreement relating to the Account, except for this Agreement and the claims and interests of the parties hereto.

(c) The records of Bank with respect to the Account shall recognize and reflect the security interest in favor of Inventory Partner.

2. Control of Account by Inventory Partner; Customer’s Rights in Account.

(a) Account Restricted Immediately. Except as provided in this Agreement or as otherwise agreed to by Inventory Partner in writing, as of and after the date of this Agreement (i) Customer shall have no access to the Account and Bank shall not permit any funds to be transferred or withdrawn by Customer from the Account except with the prior written consent of the Inventory Partner, (ii) Inventory Partner shall have exclusive control over transfers and withdrawals from the Account (Customer irrevocably authorizing and directing Bank to comply solely with requests of Inventory Partner with respect thereto), and (iii) all available funds in the Account will be transferred by Bank in accordance with the written instructions of Inventory Partner. Bank shall have no obligation to follow instructions of Inventory Partner set forth herein or otherwise if Bank in good faith believes that it is or may be restricted by law from following Inventory Partner’s instructions. If the Account is a certificate of deposit or other time deposit, then at the expiration of its term, unless Bank has received written instructions to the contrary from Inventory Partner, the Account shall be renewed for a term which is equal to the immediately preceding term.

(b) Before Inventory Partner attempts to give Bank any instructions concerning the Account, Inventory Partner shall deliver to Bank such documentation as Bank may from time to time reasonably request to evidence the authority of those partners, officers, employees or agents whom Inventory Partner may designate to give instructions.

(c) It is the intent of the parties to this Agreement that Inventory Partner has control over the Account within the meaning of Section 9-104 of the Uniform Commercial Code (“UCC”).

3. Priority of Inventory Partner’s Security Interest; Limitations on Bank; Rights Reserved by Bank.

(a) All of Bank’s present and future rights against the Account are subordinate to Inventory Partner’s security interest therein and Bank agrees not to exercise or claim any right to offset, banker’s lien or like right against the Account; provided however, that Inventory Partner agrees that nothing herein subordinates or waives, and that Bank expressly reserves, all of Bank’s present and future rights (whether described as rights of setoff, banker’s lien, chargeback or otherwise, and whether available to Bank under law or any other agreement between Bank and Customer concerning the Account, or otherwise) with respect to only: (i) any item deposited to the Account and returned unpaid, whether for insufficient funds or for any other reason, and without regard to the timeliness of such return or the occurrence or timeliness of any drawee’s notice of non-payment; (ii) any item subject to a claim against Bank of breach of transfer or presentment warranty under the UCC, as adopted in the applicable state; (iii) any substitute check or purported substitute check deposited to the Account that is the subject of an indemnity claim, including, but not limited to, breach of warranty, under the Check Clearing for the 21st Century Act and its implementing regulations (collectively, “Check 21”); (iv) any automated clearing house (“ACH”) entry credited to the Account and returned unpaid or subject to an adjustment entry under applicable clearing house rules, whether for insufficient funds or for any other reason, and without regard to the timeliness of such return or adjustment; (v) any credit to the Account from a merchant card transaction, against which a contractual demand for chargeback has been made; (vi) any credit to the Account made in error; and (vii) Bank’s usual and customary charges for services rendered in connection with the Account. Items, entries, and transactions described in clauses (i) through (vii) of this paragraph are hereinafter collectively referred to as “Returned Items”.

(b) Except as otherwise required by law, Bank will not agree with any third party to comply with orders or instructions originated by such third party.

4. Returned Item Amounts. Customer and Inventory Partner understand and agree that Bank will collect the amount (“Returned Item Amount”) of each Returned Item by debiting the Account. Customer and Inventory Partner further understand and agree that in the event the Returned Item is a substitute check or a purported substitute check, in addition to the Returned Item Amount, Bank may debit the Account for any further amount to satisfy the indemnity claim under Check 21. Customer shall pay the amount of each Returned Item immediately upon demand to the extent there are not sufficient funds in the Account to cover such amount on the day of the debit. Inventory Partner shall pay to Bank, within twenty (20) days after demand on Inventory Partner by Bank, any such amount that has not been paid in full by Customer within ten (10) days after demand on Customer by Bank to the extent that Inventory Partner received proceeds from the corresponding Returned Item; provided however, that if Bank is stayed from making such demand upon Customer as a result of a bankruptcy or similar proceeding, then Bank shall be deemed to have made such demand upon Customer at the commencement of such proceeding. Bank agrees that any demand upon Inventory Partner for payment of such amount shall be made within [one hundred twenty (120)] days after termination of this Agreement.

5. Statements; Notices of Adverse Claims. Bank will send copies of all statements for the Account simultaneously to Customer and Inventory Partner. Bank may disclose to Inventory Partner such other information concerning the Account as Inventory Partner may from time to time request; provided however, that Bank shall have no duty or obligation to comply with any such request. Except as otherwise required by law, Bank will use reasonable efforts to promptly notify Inventory Partner and Customer if Bank receives a notice that any other person claims that it has a property interest in or is otherwise asserting any adverse claim against the Account. Customer and Inventory Partner shall have thirty (30) days after receipt of a statement of the Account to notify Bank of an error in such statement. Bank’s liability for any such error is limited in accordance with Section 6 hereof.

6. Bank’s Responsibility:

(a) Bank will not be liable to Inventory Partner for complying with instructions from Customer that are received by Bank prior to the effective date of this Agreement.

(b) Bank will not be liable to Customer for complying with instructions originated by Inventory Partner following the effective date of this Agreement, even if Customer notifies Bank that Inventory Partner is not legally entitled to issue instructions, unless Bank takes the action after it is served with an injunction, restraining order, or other legal process enjoining it from doing so, issued by a court of competent jurisdiction, and has had a reasonable opportunity to act on the injunction, restraining order or other legal process.

(c) This Agreement does not create any obligation of Bank except for those expressly set forth herein. In particular, Bank need not investigate whether Inventory Partner is entitled under Inventory Partner’s agreements with Customer to control the account or issue instructions. Bank may rely on any and all notices and communications it believes are given by the appropriate party.

(d) Bank will not have any liability to Customer or Inventory Partner for claims, losses, liabilities or damages resulting from any failure to comply with instructions or delay in complying with instructions if such failure or delay is due to circumstances beyond Bank’s reasonable control.

(e) Bank will not have any liability to Customer or Inventory Partner for claims, losses, liabilities or damages suffered or incurred by Customer or Inventory Partner as a result of or in connection with this Agreement except to the extent such losses, liabilities and damages directly result from Bank’s gross negligence or willful misconduct.

(f) Bank may consult with legal counsel and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel or experts.

(g) In no event will Bank have any liability to Customer or Inventory Partner in connection herewith for any consequential, special, punitive or indirect loss or damage whether or not any claim for such damages is based on tort or contract or Bank knew or should have known the likelihood of such damages in any circumstances.

7. Indemnity.

(a) Customer will indemnify Bank, its officers, directors, employees, and agents against claims, demands, losses, liabilities, damages, costs and expenses (including reasonable attorneys’ fees and disbursements) arising out of this Agreement or Bank following any instruction or request of Customer or Inventory Partner in connection with this Agreement, except to the extent the claims, liabilities, costs and expenses are caused by Bank’s gross negligence or willful misconduct.

(b) Inventory Partner will indemnify Bank, its officers, directors, employees, and agents against claims, demands, losses, liabilities, damages, costs and expenses (including reasonable attorneys’ fees and disbursements), arising out of Bank following any instruction or request of Inventory Partner in connection with this Agreement, except to the extent the claims, liabilities, costs and expenses are caused by Bank’s gross negligence or willful misconduct. Creditor Inventory Partner will pay such amount as may be due to Bank under this indemnity within twenty (20) days of demand on Creditor Inventory Partner by Bank to the extent such amount has not paid in full by Customer within ten (10) days after demand on Customer by Bank; provided however, that if Bank is stayed from making such demand upon Customer as a result of a bankruptcy or similar proceeding, then Bank shall be deemed to have made such demand upon Customer at the commencement of such proceeding.

(c) Inventory Partner’s and Customer’s liabilities to Bank under this Section are joint and several.

8. Termination; Survival.

(a) This Agreement may be terminated at any time by either Bank or Inventory Partner, upon thirty (30) days prior written notice to each of the other parties. Upon such termination, funds in the Account shall remain subject to any rights and interests of Inventory Partner under the Inventory Agreement and other agreements and applicable law. No notice of termination given by Customer shall be effective until consented to by Inventory Partner in writing.

(b) This Agreement shall terminate upon Bank’s receipt of written notice from Inventory Partner expressly stating that Inventory Partner no longer claims any security interest in the Account.

(c) Sections 4, “Returned Item Amounts,” 6, “Bank’s Responsibility,” and 7, “Indemnity,” will survive termination of this Agreement.

9. Governing Law; Waiver of Jury Trial.

(a) This Agreement and the Account shall be governed by and construed in accordance with the laws of the State of Missouri (without reference to conflict of law principles).

(b) The local law of Bank’s jurisdiction for purposes of Section 9-304 of the Uniform Commercial Code shall be deemed to be the State of Missouri.

(c) Inventory Partner, Customer and Bank irrevocably waive the right to trial by jury with respect to any action in which Inventory Partner, Customer and/or Bank are parties relating to or arising out of or in connection with this Agreement.

10. Entire Agreement. This Agreement is the entire agreement and supersedes any prior agreements and contemporaneous oral agreements of the parties concerning its subject matter.

11. Amendments; Waivers. This Agreement may be amended or modified only in writing signed by all parties hereto, and no waiver of any right under this Agreement will be binding unless it is in writing and signed by the party to be charged. No party’s failure or delay in exercising any right or remedy under this Agreement will operate as a waiver of such right or remedy; and no single or partial exercise by a party of any right or remedy under this Agreement will preclude any additional or further exercise of such right or remedy or the exercise of any other right.

12. Severability. To the extent a provision of this Agreement is unenforceable, this Agreement will be construed as if the unenforceable provision were omitted.

13. Other Agreements. As long as this Agreement remains in effect, transactions involving the Account shall be subject, except to the extent inconsistent herewith, to the provisions of such deposit account agreements, disclosures, and fee schedules as are in effect from time to time with respect to the Account. To the extent that any provision in this Agreement conflicts with any other provision in any other agreement between Customer, Bank or Inventory Partner, the provisions of this Agreement shall control.

14. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of Bank, Inventory Partner and Customer and their respective heirs, executors, administrators, legal representatives, successors and assigns, provided that Customer may not assign this Agreement of the other parties.

15. Notices. All notices, requests and demands which any party is required or may desire to give to any other party under any provision of this Agreement must be in writing (unless otherwise specifically provided) and delivered to each party via hand delivery, first class certified or registered mail, return receipt requested or via via e-mail at the addresses set forth below its signature, or to such other address or e-mail as any party may designate by written notice to all other parties. Any notice of communication to Bank will be effective when Bank has actually received, and has had a reasonable time to act on, any such notice or communication. Any notice or communication to Customer or Inventory Partner will be effective either on the date it is actually received or three days after it was mailed by first class certified or registered mail, return receipt requested, whichever is earlier.

16. Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, and all of which shall constitute but one and the same instrument.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

The foregoing is hereby acknowledged and agreed to, effectives as of the last of the dates set forth below.

NAME OF CUSTOMER

By:
Title:
Date:
Address:
Facsimile:
Telephone:

NAME OF INVENTORY PARTNER

By:	Forever 8 Fund, LLC
Title:	Member
Date:
Address:	614 N. DuPont Highway, Suite 210, Dover, DE 19901
Email:	pvassilakos@forever8fund.com
Facsimile:	646-383-6377
Telephone:	646-240-4262

ENTERPRISE BANK & TRUST

By:	Colleen M. Shea
Title:	Senior Vice President
Date:
Address:	1281 North Warson Rd.
St. Louis, Missouri 63132
Email:
Facsimile:	314-810-1591
Telephone:	314-810-3611

With a Copy to:

Enterprise Bank & Trust

Attn: [Account Officer Name]

Address:

Facsimile:

Telephone: